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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): October 25, 2000

                            McLEODUSA INCORPORATED
            (Exact name of registrant as specified in its charter)

         Delaware                      0-20763           42-1407240
       (State or Other               (Commission       (IRS Employer
Jurisdiction of Incorporation)       File Number)  Identification Number)

                    McLeodUSA Technology Park
                    6400 C Street SW, P.O. Box 3177
                    Cedar Rapids, IA                      52406-3177
                    (Address of Principal                 (Zip Code)
                    Executive Offices)

       Registrant's telephone number, including area code: (319) 790-7800
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                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events

     McLeodUSA recently made available a press release dated October 25, 2000 which reported the results for the quarter ended September 30, 2000. This press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     Description.
     ------------

     (c)  Exhibits.

        99.1  October 25, 2000 Press Release re McLeodUSA Third Quarter Results.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 27, 2000        McLEODUSA INCORPORATED


                               By: /s/ Randall Rings
                                   -----------------------------------
                                   Randall Rings
                                   Group Vice President, Secretary and
                                         General Counsel
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                                 EXHIBIT INDEX

99.1  October 25, 2000 Press Release re McLeodUSA Third Quarter Results.